Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO TAX RECEIVABLE AGREEMENT

This AMENDMENT NO. 1 TO TAX RECEIVABLE AGREEMENT (this “Amendment No. 1”), effective as of March 23, 2025, entered into by and among Endeavor Group Holdings, Inc. (the “Corporation”) and the other parties set forth on the signature pages hereto, amends the Tax Receivable Agreement (as may be amended, modified or restated from time to time in accordance with the terms hereof and thereof, the “Agreement”), dated as of April 28, 2021, by and among the Corporation, Endeavor Manager, LLC, Endeavor Operating Company, LLC (the “LLC”) and the other parties thereto. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. The Corporation and the other parties hereto are referred to herein collectively as the “Parties” and each individually as a “Party.”

W I T N E S S E T H:

WHEREAS, the Corporation and the other Parties have entered into the Agreement;

WHEREAS, pursuant to Section 7.6(b) of the Agreement, the Agreement may be amended with the written approval of (i) the governing body of the Corporation (the “Governing Body”) (or any Person(s) to whom the Governing Body has delegated such authority) and (ii) the undersigned Parties other than the Corporation, constituting the TRA Parties who collectively would be entitled to receive at least a majority of any Early Termination Payments that would have been hypothetically payable to all TRA Parties (assuming all equity interests in the LLC that have redemption rights under the LLC Agreement are redeemed and exchanged for shares of Class A Common Stock at such time and using the Valuation Assumptions); and

WHEREAS, the requisite parties desire to amend the Agreement upon the terms and conditions set forth in this Amendment No. 1.

NOW, THEREFORE, in consideration of the promises, and the mutual representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment to Section 1.1. Section 1.1 of the Agreement is hereby amended by:

1.1 Deleting the definitions of “Change of Control,” “Exchange,” “Executive Director,” “Governing Body,” “LIBOR,” “Market Value,” and “Pre-Exchange Transfer” and inserting in lieu thereof the following defined terms:

““Change of Control” means the occurrence of any of the following events or series of related events after the date hereof: (a) any Person, or group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act (as defined in the LLC Agreement), or any successor provisions thereto, is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then-outstanding voting securities; (b) there is consummated a merger or consolidation of the Corporation with any other Person or Persons, and, immediately after the consummation of such merger or consolidation, the voting securities of the Corporation immediately prior to such merger or consolidation do not continue to represent or are not converted into more than 50% of the combined voting power of the then-outstanding voting securities of the Person resulting from such merger or consolidation. Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred (i) by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the capital stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and voting control over, and own substantially all of the shares or equity of, an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions or (ii) by virtue of the consummation of any transaction or series of transactions, immediately following which, the Corporation and one or more other entities (the “Other Constituent Companies”) shall have become separate wholly-owned Subsidiaries of a holding company, and the record holders of the capital stock of the Corporation immediately prior to such transaction or series of transactions, together with the record holders of the outstanding equity interests in the Other Constituent Companies immediately prior to such transaction or series of transactions, shall have become the equityholders of the new holding company in exchange for their respective equity interests in the Corporation and the Other Constituent Companies, and such transaction or transactions would not otherwise constitute a “Change of Control” assuming references to the Corporation are references to such holding company or (iii) at any time that the Executive Directors (as defined in the Corporation’s certificate of incorporation in effect immediately prior to the transactions contemplated by the Merger Agreement), any permitted transferee pursuant to Section 6.2(a) of the LLC Agreement, the SL Members and their Related Persons (each as defined in the LLC Agreement), collectively, continue to beneficially own (or have the right to vote), directly or indirectly, securities of the Corporation representing more than 35% of the combined voting power of the Corporation’s then-outstanding voting securities and no other Person or “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) that does not include the Executive Directors, any permitted transferee pursuant to 6.2(a) of the LLC Agreement, the SL Members and their Related Persons, beneficially owns (or has the right to vote), directly or indirectly, securities of the Corporation representing a greater percentage of the combined voting power of the Corporation’s then-outstanding voting securities than that then beneficially owned by the Executive Directors, any permitted transferee pursuant to 6.2(a) of the LLC Agreement, the SL Member and its Related Persons.

“Exchange” means (i) any Direct Exchange or Redemption (including for this purpose any Direct Exchange or Redemption undertaken pursuant to the terms of the LLC Agreement in effect from the date of this Agreement through the closing of the transactions contemplated by the Merger Agreement), (ii) any sales of Units (and/or Zuffa Interests) made on the date of this Agreement by the TRA Parties to the Corporation in exchange for cash, (iii) any acquisition of Units by the Corporation in exchange for cash on the closing date of the consummation of the transactions contemplated by the Merger Agreement (including for this purpose, for the avoidance of doubt, as provided for in Sections 3.03(a) or (b) of the Merger Agreement), and (iv) any acquisition of Rollover Units (as defined in the Merger Agreement) or Common Units (as defined in the LLC Agreement) that had previously been Profits Units (as defined in the LLC Agreement) after the Closing (as defined in the Merger Agreement).

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“Executive Director” has the meaning set forth in the Corporation’s certificate of incorporation in effect immediately prior to the consummation of the transactions contemplated by the Merger Agreement.

“Governing Body” has the meaning set forth in the Corporation’s certificate of incorporation (as amended). Following the closing of the transactions contemplated by the Merger Agreement, the Governing Body shall mean the Corporation Board (as defined in the LLC Agreement).

“LIBOR” means during any period, the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by the Corporation as an authorized information vendor for the purpose of displaying rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market (an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such period as the London interbank offered rate for U.S. dollars having a borrowing date and a maturity comparable to such period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any LIBOR Alternate Source, a comparable replacement rate determined by the Corporation at such time, which determination shall be conclusive absent manifest error); provided, that at no time shall LIBOR be less than 0%.

“Market Value” means Fair Market Value, as defined in the LLC Agreement, determined as of an Early Termination Date (treating such Early Termination Date as a Redemption Date).

“Pre-Exchange Transfer” means any transfer of one or more Units (including upon the death of a Member) (i) that occurs after the IPO but prior to an Exchange of such Units and (ii) to which Section 743(b) of the Code applies.”

1.2 Inserting the following defined term as a new defined term:

““Merger Agreement” means that certain Agreement and Plan of Merger, dated as of April 2, 2024, by and among the Corporation, Endeavor Manager, the LLC and certain other parties thereto.”

Section 2. Amendment to Section 7.6(a). Section 7.6(a) of the Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

“(a) Assignment.

(i) No TRA Party may assign, sell, pledge, or otherwise alienate or transfer any interest in this Agreement, including the right to receive any Tax Benefit

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Payments under this Agreement, to any Person (other than a Permitted Transferee) without (i) the prior written consent of the Governing Body (or any Person(s) to whom the Governing Body has delegated such authority) (such consent not to be unreasonably withheld) and (ii) such Person executing and delivering a Joinder agreeing to succeed to the applicable portion of such TRA Party’s interest in this Agreement and to become a Party for all purposes of this Agreement (the “Joinder Requirement”); provided, however, that such consent shall not be required in the case of (x) Permitted Transfers of Units or (y) a pledge, assignment or similar transfer to a debt financing source reasonably acceptable to the Governing Body for the purpose of creating a security interest herein or otherwise assigning collateral. For the avoidance of doubt, if a TRA Party transfers Units in accordance with the terms of the LLC Agreement but does not assign to the transferee of such Units its rights under this Agreement with respect to such transferred Units, such TRA Party shall continue to be entitled to receive the Tax Benefit Payments arising in respect of a subsequent Exchange of such Units (and any such transferred Units shall be separately identified, so as to facilitate the determination of Tax Benefit Payments hereunder). The Corporation may not assign any of its rights or obligations under this Agreement to any Person (other than any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation) without the prior written consent of each of the Representative and the SL Representative (and any purported assignment without such consent shall be null and void).

(ii) Notwithstanding anything to the contrary in this Section 7.6(a), following the applicable Permitted Transfer Date (as defined below), each of the Executive Directors, their Permitted Transferees pursuant to Section 6.2(a) of the LLC Agreement and the SL TRA Parties may assign, sell, pledge or otherwise alienate or transfer any interest in this Agreement subject only to the Joinder Requirement. As used herein, “Permitted Transfer Date” means (i) with respect to the Executive Directors and their Permitted Transferees pursuant to Section 6.2(a) of the LLC Agreement, sixty days following delivery of written notice from the Representative to the SL Representative indicating the intent of the Executive Directors and/or their Permitted Transferees pursuant to Section 6.2(a) of the LLC Agreement to assign, sell, pledge or otherwise alienate or transfer an interest in this Agreement, provided that such notice cannot be delivered until the earlier of (x) the seventh anniversary of the date hereof and (y) the Ownership Trigger Date (as defined herein), and (ii) with respect to the SL TRA parties, (A) the later of (x) the seventh anniversary of the date hereof and (y) such time (the “Ownership Trigger Date”) as the Executive Directors, Permitted Transferees pursuant to Section 6.2(a) of the LLC Agreement, the SL Member and its Related Persons cease to beneficially own, directly or indirectly, in the aggregate, securities of the Corporation representing a majority of the combined voting power of the Corporation’s then outstanding securities generally entitled to vote in the election of directors or (B) if earlier than the time determined pursuant to clause (ii)(A), sixty days after the date of delivery of the written notice described in the foregoing clause (i). At any time that the SL TRA Parties are permitted to assign, sell, pledge or otherwise alienate or transfer their interests in this Agreement by operation of this Section 7.06(a)(ii), the KKR TRA Parties shall be permitted to sell, pledge or otherwise alienate or transfer their interests in this Agreement (whether or not any SL TRA Party has assigned, sold, pledged or otherwise alienated or transferred their interests in this Agreement).”

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Section 3. Amendment to Section 7.6(b). Section 7.6(b) of the Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

“Amendments. No provision of this Agreement may be amended unless such amendment is approved in writing by each of (i) the Governing Body (or any Person(s) to whom the Governing Body has delegated such authority); and (ii) the TRA Parties who collectively would be entitled to receive at least a majority of any Early Termination Payments that would be hypothetically payable to all TRA Parties (assuming all equity interests in the LLC that have redemption rights under the LLC Agreement (or that are entitled to be transferred in connection with an Exchange) are redeemed and exchanged for shares of Class A Common Stock at such time and using the Valuation Assumptions). Notwithstanding the foregoing, (w) no provision of this Agreement may be amended in a manner that has a disproportionate material and adverse effect on the Exchange TRA Parties, on the one hand, or the Reorganization TRA Parties, on the other hand, without the consent of TRA Parties of the relevant class that are entitled to receive at least a majority of the Early Termination Payments payable to such TRA Parties of such class (assuming all equity interests in the LLC that have redemption rights under the LLC Agreement or are entitled to be transferred in connection with an Exchange are redeemed and exchanged for shares of Class A Common Stock and using the Valuation Assumptions) without such TRA Parties’ consent; (x) no provision of this Agreement may be amended in a manner that has a disproportionate material and adverse effect on the KKR TRA Parties relative to the SLP TRA Parties (or shall modify unique rights specifically granted to the KKR TRA Parties or KKR Representative in their capacity as such) without the consent of the KKR Representative; (y) no provision of this Agreement may be amended in a manner that has a disproportionate material and adverse effect on the SL TRA Parties without the consent of the SL Representative, and (z) no provision of this Agreement may be amended in a manner that has a disproportionate material and adverse effect on any TRA Party (other than a KKR TRA Party or SL TRA Party) without the consent of the Representative.”

Section 4. Amendment to Section 7.19. Section 7.19 of the Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

“Payment Amounts. The Corporation and the Exchange TRA Parties agree that, as of the date of this Agreement and as of the date of any future Exchange that may be subject to this Agreement, the aggregate value of the Tax Benefit Payments cannot be reasonably ascertained for U.S. federal income tax purposes. Notwithstanding anything to the contrary in this Agreement, unless an Exchange TRA Party notifies the Corporation otherwise, (i) the stated maximum selling price (within the meaning of Treasury Regulation 15A.453-1(c)(2)) with respect to any Exchange by such Exchange TRA Party shall not exceed 200% of the amount of the initial consideration received in connection with such Exchange (which, for the avoidance of doubt, shall include the amount of any cash and the fair market

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value of any Class A Common Stock received in such Exchange (even if such cash is subject to a deferred payout under the terms of the Merger Agreement) and shall exclude the fair market value of any Tax Benefit Payments) and (ii) the sum of the initial consideration received in connection with such Exchange and the aggregate Tax Benefit Payments paid to such Exchange TRA Party in respect of such Exchange (other than amounts accounted for as interest under the Code) shall not exceed such stated maximum selling price with respect to such Exchange. For the avoidance of doubt, this Section 7.19 shall not limit any amounts payable in connection with an Early Termination Payment.”

Section 5. Amendment to Annex B of the Agreement. Annex B of the Agreement is hereby amended as set forth on Schedule A hereto.

Section 6. References. From and after the date of this Amendment No. 1, references in the Agreement to the “Agreement” shall be deemed to refer to the Agreement as amended hereby unless the context otherwise requires.

Section 7. Full Force and Effect. Except as otherwise expressly provided herein, all of the terms and conditions of the Agreement remain unchanged and continue in full force and effect. This Amendment No. 1 is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement or any of the documents referred to therein. This Amendment No. 1 shall be deemed to be in full force and effect from and after the execution of this Amendment No. 1 by the parties hereto as if the amendments made hereby were originally set forth in the Agreement.

Section 8. Miscellaneous. Article VII of the Agreement is hereby incorporated, as amended by this Amendment No. 1, into this Amendment No. 1 by reference, mutatis mutandis.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 on the day and year first indicated above.

CORPORATION

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Ariel Emanuel
Name: Ariel Emanuel
Title: Chief Executive Officer

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 on the day and year first indicated above.

SILVER LAKE WEST HOLDCO, L.P.

By:	SILVER LAKE WEST VOTECO, L.L.C., its general partner

By:	/s/ Egon Durban
Name: Egon Durban
Title: Managing Member

SILVER LAKE WEST HOLDCO II, L.P.

By:	SILVER LAKE WEST VOTECO, L.L.C., its general partner

By:	/s/ Egon Durban
Name: Egon Durban
Title: Managing Member

SLP WEST HOLDINGS, L.L.C.

By:	SILVER LAKE PARTNERS IV DE (AIV IV), L.P., its managing member

By:	SILVER LAKE TECHNOLOGY ASSOCIATES IV, L.P., its general partner

By: SLTA IV (GP), L.L.C.,, its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

[Signature Page to Amendment No. 1]

SLP WEST HOLDINGS II, L.L.C.

By:	SILVER LAKE PARTNERS IV DE (AIV IV), L.P., its managing member

By:	SILVER LAKE TECHNOLOGY ASSOCIATES IV, L.P., its general partner

By:	SLTA IV (GP), L.L.C.,, its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

SILVER LAKE PARTNERS IV DE (AIV III), L.P.

By:	SILVER LAKE TECHNOLOGY ASSOCIATES IV, L.P., its managing member

By:	SLTA IV (GP), L.L.C.,, its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

[Signature Page to Amendment No. 1]

SLP WEST HOLDINGS III, L.P.

By:	SLP WEST GP HOLDINGS, L.L.C., its general partner

By:	SLTA IV (GP), L.L.C.,, its managing member

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

SLP WEST HOLDINGS IV, L.P.

By:	SLP WEST GP HOLDINGS, L.L.C., its general partner

By:	SLTA IV (GP), L.L.C.,, its managing member

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

SLP WEST HOLDINGS CO-INVEST II, L.P.

By:	SLP CO-INVEST GP, L.L.C.,, its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

[Signature Page to Amendment No. 1]

SLP WEST HOLDINGS CO-INVEST, L.P.

By:	SLP DENALI CO-INVEST GP, L.L.C.

By:	SILVER LAKE TECHNOLOGY ASSOCIATES III, L.P., its managing member

By:	SLTA III (GP), L.L.C.,, its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

SLP IV WEST FEEDER I, L.P.

By:	SILVER LAKE TECHNOLOGY ASSOCIATES IV, L.P., its managing member

By:	SLTA IV (GP), L.L.C.,, its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

[Signature Page to Amendment No. 1]

SL SPV-1 FEEDER I, L.P.

By:	SLTA SPV-1, L.P., its general partner

By:	SLTA SPV-1 (GP), L.L.C.,, its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

SLP WEST HOLDINGS CO-INVEST FEEDER II, L.P.

By:	SLP CO-INVEST GP, L.L.C.,, its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

SLP IV BASQUIAT FEEDER I, L.P.

By:	SILVER LAKE TECHNOLOGY ASSOCIATES IV, L.P., its managing member

By:	SLTA IV (GP), L.L.C.,, its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

[Signature Page to Amendment No. 1]

WILDCAT EOC SELLER, LLC

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

Patrick Whitesell

/s/ Patrick Whitesell

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

Mark Shapiro

/s/ Mark Shapiro

[Signature Page to Amendment No. 1]

Ariel Emanuel

/s/ Ariel Emanuel

[Signature Page to Amendment No. 1]

THE ARIEL Z. EMANUEL LIVING TRUST, DATED NOVEMBER 13, 2017

By:	/s/ Ariel Emanuel
Name: Ariel Emanuel
Title: Trustee

[Signature Page to Amendment No. 1]